UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 6, 2017

Gramercy Property Trust
(Exact Name of Registrant as Specified in its Charter)

Maryland	001-35933	56-2466617
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

90 Park Avenue, 32nd Floor New York, New York	10016
(Address of Principal Executive Offices)	(Zip Code)

(212) 297-1000
(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events
On January 6, 2017, Gramercy Property Trust (the “Company”) and its operating partnership, GPT Operating Partnership LP, entered into separate equity distribution agreements with Morgan Stanley & Co. LLC, BNY Mellon Capital Markets, LLC, BTIG, LLC, Capital One Securities, Inc., Citigroup Global Markets, Inc., Compass Point Research & Trading, LLC, JMP Securities LLC, J.P. Morgan Securities LLC, Ladenburg Thalmann & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, MUFG Securities Americas Inc., RBC Capital Markets, LLC, Scotia Capital (USA) Inc., Stifel, Nicolaus & Company, Incorporated, SunTrust Robinson Humphrey, Inc., TD Securities (USA) LLC and Wells Fargo Securities, LLC (each a “sales agent,” and collectively, the “sales agents”). In accordance with the terms of the equity distribution agreements, the Company may offer and sell its common shares of beneficial interest, par value $0.01, having a maximum aggregate offering price of up to $375,000,000 (the “Shares”) from time to time through the sales agents.
Sales of the Shares, if any, may be made in negotiated transactions or transactions that are deemed to be “at the market” offerings as defined in Rule 415 under the Securities Act of 1933, as amended, including sales made directly on the New York Stock Exchange or sales made to or through a market maker other than on an exchange. The sales agents are not required, individually or collectively, to sell any specific number or dollar amount of Shares, but upon acceptance of a placement notice from the Company and subject to the terms and conditions of the applicable equity distribution agreement, each sales agent, if acting as agent, will use commercially reasonable efforts consistent with its normal trading and sales practices to sell Shares on the terms set forth in such placement notice.
Each sales agent will receive from the Company a commission that will not exceed, but may be lower than, 2.0% of the gross sales price of all Shares sold through it as sales agent under the applicable equity distribution agreement. The Company may also sell some or all of the Shares to a sales agent as principal for its own account at a price agreed upon at the time of sale.
The Shares will be issued pursuant to the Company’s Registration Statement on Form S-3 (No. 333-208717), and a prospectus supplement dated January 6, 2017, as the same may be amended or supplemented.
The foregoing description of the equity distribution agreements does not purport to be complete and is qualified in its entirety by reference to the Form of Equity Distribution Agreement filed herewith as Exhibit 1.1 and incorporated herein by reference.
This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy securities, nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Item 9.01    Financial Statements and Exhibits.

(d)     Exhibits

Exhibit Number	Description
1.1	Form of Equity Distribution Agreement, dated as of January 6, 2017, by and among Gramercy Property Trust, GPT Operating Partnership LP and each sales agent.
5.1	Opinion of Venable LLP.
8.1	Opinion of Morgan, Lewis & Bockius LLP.
23.1	Consent of Venable LLP (contained in Exhibit 5.1).
23.2	Consent of Morgan, Lewis & Bockius LLP (contained in Exhibit 8.1).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 6, 2017            GRAMERCY PROPERTY TRUST

By:    /s/ Jon W. Clark
Name:    Jon W. Clark
Title:    Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
1.1	Form of Equity Distribution Agreement, dated as of January 6, 2017, by and among Gramercy Property Trust, GPT Operating Partnership LP and each sales agent.
5.1	Opinion of Venable LLP.
8.1	Opinion of Morgan, Lewis & Bockius LLP.
23.1	Consent of Venable LLP (contained in Exhibit 5.1).
23.2	Consent of Morgan, Lewis & Bockius LLP (contained in Exhibit 8.1).